Blackstone Senior Floating Rate 2027 Term Fund

Portfolio of Investments

March 31, 2024 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 137.35%
Aerospace & Defense - 6.22%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,083,130	$1,086,964
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,988,257	1,866,635
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	404,391	379,655
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	735,380	736,417
Dynasty Acquisition Co Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 08/24/2028	158,404	158,815
LSF11 Trinity BidCo, Inc., First Lien Term Loan, 6M US SOFR + 4.00%, 06/14/2030(b)	1,055,420	1,060,697
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,672,000	1,580,040
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,275,676	2,277,997
Standard Aero Ltd, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 08/24/2028	67,887	68,064
TransDigm, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 08/24/2028	1,509,172	1,516,016
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	849,993	852,913
World Wide Technology Holding Co LLC, First Lien Term Loan, 6M US L + 0.00%, 02/22/2034	445,386	446,362
		12,030,575

Air Freight & Logistics - 1.79%
Clue Opco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 12/19/2030	1,188,978	1,173,967
Kenan Advantage Group, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 01/25/2029	1,337,493	1,340,423
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	951,668	948,370
		3,462,760

Automobile Components - 3.00%
Belron Finance US LLC, First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 04/18/2029	362,159	362,914
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,453,600	1,392,730
Clarios Global LP, First Lien Term Loan, 1M US SOFR + 3.00%, 05/06/2030	1,392,619	1,397,842
First Brands Group LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	1,013,262	1,015,162
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M US L + 2.50%, 03/30/2027	786,426	788,589
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 05/04/2028	196,483	197,041
Phinia Inc., First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028(b)	650,067	650,678
		5,804,956

Banks - 0.52%
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 6M CME TERM SOFR + 5.00%, 03/08/2032	990,769	998,304

Beverages - 0.78%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	1,530,468	1,516,319

Biotechnology - 0.92%
Grifols Worldwide Operations, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	1,841,247	1,786,810

Building Products - 1.98%
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	542,394	536,899
LHS Borrower, LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	151,055	144,636
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 03/20/2031	964,311	970,039
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,110,569	1,114,740

	Principal
	Amount	Value

Building Products (continued)
Tamko Building Products LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 09/20/2030	$250,501	$250,814
Trulite Holding Corp., First Lien Term Loan, 1M US SOFR + 6.00%, 03/01/2030(b)	804,325	804,325
		3,821,453

Capital Markets - 4.16%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,436,108	1,437,005
Aretec Group, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/09/2030	1,604,439	1,615,470
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.25%, 07/29/2030	436,264	436,389
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,973,346	1,968,175
Focus Financial Partners, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 06/30/2028	536,085	534,997
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 3M US L + 4.00%, 03/19/2031	610,720	612,503
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 6M US SOFR + 4.00%, 08/17/2028	1,427,605	1,434,828
		8,039,367

Chemicals - 2.71%
CI Maroon Holdings LLC, First Lien Term Loan 03/30/2031(b)	369,000	370,845
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	1,635,643	1,636,919
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028(b)	1,139,275	1,142,123
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	720,062	720,627
Nouryon Finance B.V., First Lien Term Loan, 3M US SOFR + 4.00%, 04/03/2028	422,334	424,270
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	942,852	946,977
		5,241,761

Commercial Services & Supplies - 8.74%
Access CIG LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 08/18/2028	905,493	907,617
Action Environmental Group, Inc., First Lien Term Loan:
6M US SOFR + 4.50%%, 10/24/2030(b)	146,612	146,979
6M US SOFR + 4.50%%, 10/24/2030(b)	1,249,416	1,252,539
Allied Universal Holdco LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,502,450	1,508,618
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030(b)	277,628	279,363
Covanta 11/21, First Lien Term Loan:
1M US SOFR + 2.50%, 11/30/2028	98,467	98,375
3M US L + 2.50%, 11/30/2028	1,291,527	1,290,319
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	601,071	564,256
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	1,131,135	1,137,260
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028(b)	34,305	34,005
Garda World Security Corp., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,810,441	1,816,107
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/27/2030	1,842,416	1,832,283
Homeserve USA Holding Corp., First Lien Term Loan, 1M US SOFR + 3.00%, 10/21/2030	353,882	355,165
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	74,081	73,989
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,370,300	1,368,587
TMF Sapphire Bidco B.V., TL, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 05/03/2028	290,909	292,727
TRC Companies, First Lien Term Loan, 3M US SOFR + 3.75%, 12/08/2028	567,828	567,627
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	713,846	685,292
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	1,073,973	822,937
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 02/24/2031	639,507	641,506
Vestis Corp, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/22/2031	375,000	375,469
Wand NewCo 3 Inc aka Caliber Collision, First Lien Term Loan, 1M US SOFR + 3.75%, 01/30/2031	847,764	851,142
		16,902,162

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	854,492	105,385

	Principal
	Amount	Value

Construction & Engineering - 1.73%
Aegion Corporation, First Lien Term Loan, 3M US SOFR + 4.25%, 05/17/2028	$1,424,264	$1,431,392
APi Group DE, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 01/03/2029	907,832	910,859
Artera Services LLC aka PowerTeam, First Lien Term Loan, 3M US SOFR + 4.50%, 02/15/2031	308,293	309,834
Touchdown Acquirer Inc aka TenCate, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 02/21/2031	401,639	403,396
Tutor Perini Corp., First Lien B Term Loan, 1M US SOFR + 4.75%, 1.00% Floor, 08/18/2027	300,009	299,510
		3,354,991

Construction Materials - 0.87%
Quikrete Holdings, Inc., First Lien Term Loan, 6M CME TERM SOFR + 2.50%, 03/18/2031	1,480,670	1,483,143
Summit Materials LLC, First Lien Term Loan, 6M US SOFR + 3.00%, 01/12/2029	203,957	205,206
		1,688,349

Containers & Packaging - 2.34%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	107,455	107,915
ProAmpac PG Borrower LLC, First Lien Term Loan, 1M CME TERM SOFR + 4.25%, 09/15/2028	781,401	784,136
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	1,483,943	1,488,239
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025(c)	800,000	17,332
Supplyone 3/24, First Lien Term Loan 03/27/2031	550,471	548,754
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,569,852	1,572,356
		4,518,732

Distributors - 0.38%
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	742,411	741,951

Diversified Consumer Services - 4.78%
Cengage Learning, Inc., First Lien Term Loan, 6M US L + 0.00%, 1.00% Floor, 03/18/2031	806,991	807,116
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	564,157	565,333
Element Materials Technology Group Holdings, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	1,222,339	1,224,888
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 02/26/2031	340,095	341,370
Groundworks LLC, First Lien Term Loan:
6M CME TERM SOFR + 4.00%, 03/14/2031	144,647	144,852
6M US L + 0.00%, 03/14/2031	785,914	787,030
Imagine Learning LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 12/21/2029	1,150,000	1,148,764
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	490,359	6,129
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	226,921	227,964
Mister Car Wash 3/24, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 03/21/2031	379,673	381,019
Prime Security Services Borrower, LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 10/13/2030	634,649	635,766
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	1,353,120	1,211,888
Spring Education Group, Inc., First Lien Term Loan, 6M US SOFR + 4.75%, 10/04/2030	440,015	442,380
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	901,702	900,913
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	436,891	426,107
		9,251,519

Diversified REITs - 0.24%
Iron Mountain, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 01/31/2031	467,372	464,644

Diversified Telecommunication Services - 2.58%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M US SOFR + 2.25%, 01/31/2028	804,325	794,460
Level 3 Financing Inc., First Lien Term Loan:
1M US SOFR + 1.75%, 04/15/2029	410,203	408,664
1M US SOFR + 1.75%, 04/15/2030	413,212	411,663

	Principal
	Amount	Value

Diversified Telecommunication Services (continued)
Lumen Technologies Inc aka CenturyLink,Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2025	$40,477	$35,063
Lumen Technologies Inc, First Lien Term Loan, 1M US SOFR + 5.32%, 04/15/2029	601,684	449,007
Lumen Technologies, First Lien Term Loan, 1M US SOFR + 5.32%, 04/15/2030	615,176	458,306
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	1,056,336	1,029,484
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,402,168	1,404,307
		4,990,954

Electric Utilities - 1.14%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	1,391,584	1,396,802
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M CME TERM SOFR + 2.00%, 03/27/2031	817,092	816,586
		2,213,388

Electrical Equipment - 1.53%
Victory Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,725,041	1,643,102
WEC US Holdings Ltd., First Lien Term Loan, 1M US SOFR + 2.75%, 01/27/2031	1,315,697	1,315,697
		2,958,799

Electronic Equipment, Instruments & Components - 1.91%
Coherent Corp., First Lien Term Loan:
1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029(b)	1,027,381	1,030,720
1M US SOFR + 2.75%%, 07/02/2029(b)	1,027,381	1,027,381
Discovery Energy Corp., First Lien Term Loan, 6M US SOFR + 4.75%, 01/30/2031	784,467	786,589
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	412,987	409,631
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	468,085	440,002
		3,694,323

Entertainment - 0.44%
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	855,867	853,196

Financial Services - 3.58%
CITCO FUNDING LLC, First Lien Term Loan, 6M US SOFR + 3.25%, 04/27/2028	478,800	480,521
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 04/28/2028	1,184,825	1,185,234
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	481,027	368,544
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	1,352,464	1,354,547
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	862,371	862,910
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	715,301	709,211
Ryan LLC., First Lien Term Loan, 1M US SOFR + 4.50%, 11/14/2030	494,603	497,697
The Citco Group Limited, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,456,738	1,462,200
		6,920,864

Food Products - 1.94%
CH Guenther 11/21, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028	570,176	571,602
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,719,339	1,722,202
Saratoga Food Specialties LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 02/28/2029	296,456	297,384
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,151,004	1,154,117
		3,745,305

Gas Utilities - 0.19%
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M US SOFR + 3.00%, 10/04/2030	359,040	360,656

Ground Transportation - 1.71%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	331,782	331,090
Uber Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	1,238,975	1,245,733
XPO, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,731,298	1,738,146
		3,314,969

	Principal
	Amount	Value

Health Care Equipment & Supplies - 1.62%
Carestream Health, Inc., First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	$145,075	$125,308
Resonetics LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 04/28/2028	992,386	995,929
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/27/2029	2,012,288	2,019,211
		3,140,448

Health Care Providers & Services - 10.17%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	269,360	211,986
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,289,986	1,015,219
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	953,610	954,673
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	2,306,691	2,160,124
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	696,410	652,453
Heartland Dental, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,164,991	1,168,853
IVI America LLC aka IVIRMA, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 03/17/2031	512,500	512,820
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	925,574	907,525
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	1,126,055	1,007,352
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	1,386,439	1,158,169
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,145,490	1,087,786
National Mentor Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	800,565	755,698
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	23,078	21,785
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,377,650	1,379,372
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,503,582	1,323,626
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,413,011	1,246,982
Phoenix Guarantor Inc aka BrightSpring, First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031	640,000	632,490
Radiology Partners Inc, First Lien Term Loan, 6M US SOFR + 5.00%, 01/31/2029	1,127,089	1,091,664
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	566,215	567,356
Surgery Center Holdings, INC., Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 12/19/2030	310,874	312,709
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,274,810	1,221,873
Waystar Technologies, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 10/22/2029	289,656	290,743
		19,681,258

Health Care Technology - 4.11%
Cotiviti Inc., First Lien Term Loan:
6M US L + 0.00%, 02/21/2031	654,346	656,391
6M US SOFR + 3.50%, 02/24/2031	2,103,681	2,101,051
Gainwell Acquisition Corp., First Lien Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,449,784	1,389,437
GHX Ultimate Parent Corp., First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 0.50% Floor, 06/30/2027(b)	1,191,081	1,200,014
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	732,195	732,327
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	1,868,398	1,870,733
		7,949,953

Hotels, Restaurants & Leisure - 6.02%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 1M US SOFR + 2.25%, 0.50% Floor, 09/20/2030	886,148	886,702
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	700,000	700,613
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,368,481	1,288,363
BCPE Grill Parent, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 09/30/2030	207,115	205,913

	Principal
	Amount	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	$1,317,229	$1,322,630
3M US SOFR + 2.75%, 0.50% Floor, 02/06/2031	988,854	990,861
Entain PLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,297,506	1,304,396
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,200,450	1,204,705
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 2.25%, 11/25/2030	1,814,140	1,818,185
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 01/17/2031	233,909	234,604
IRB Holding Corporation, First Lien Term Loan, 1M US SOFR + 2.75%, 12/15/2027	1,122,289	1,123,871
Tacala Investment Corp, First Lien Term Loan, 1M US SOFR + 4.00%, 01/31/2031	563,032	564,265
		11,645,108

Household Durables - 0.75%
Culligan 11/23 Incre CovLi, First Lien Term Loan, 6M US SOFR + 4.50%, 07/31/2028(d)	1,448,036	1,456,333

Independent Power and Renewable Electricity Producers - 1.74%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	1,332,558	1,326,588
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	590,036	591,143
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/20/2030	1,447,059	1,447,290
		3,365,021

Industrial Conglomerates - 1.91%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	830,126	828,744
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 05/19/2028	1,420,728	1,417,403
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,462,452	1,458,248
		3,704,395

Insurance - 3.06%
AmWINS Group, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	1,432,503	1,434,293
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	224,387	225,073
AssuredPartners, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 02/14/2031	296,052	296,792
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	1,044,130	1,045,002
Hub International Limited, First Lien Term Loan, 3M US SOFR + 3.25%, 06/20/2030	184,082	184,357
Hyperion Refinance Sarl, First Lien Term Loan:
3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	1,464,219	1,471,547
1M US SOFR + 3.50%, 0.50% Floor, 02/15/2031	488,817	489,734
USI, Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 09/27/2030	773,889	775,398
		5,922,196

Interactive Media & Services - 0.64%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	207,821	208,330
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	632,806	629,785
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	405,038	391,548
		1,229,663

IT Services - 5.49%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,792,713	1,779,268
Ahead DB Holdings, LLC, First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2031	1,340,314	1,346,493
Asurion LLC, Second Lien Term Loan, 1M US SOFR + 10.69%, 01/20/2029	61,459	55,280
Blackhawk Network Holdings Inc, First Lien Term Loan, 1M US SOFR + 5.00%, 03/12/2029	166,329	166,806
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,881,655	1,708,919
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 6M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	2,332,353	2,281,625
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,426,396	1,413,380
Virtusa Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/11/2028	1,492,327	1,497,364

	Principal
	Amount	Value

IT Services (continued)
World Wide Technology 3/24, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 03/01/2030	$367,203	$370,187
		10,619,322

Leisure Products - 0.08%
Amer Sports Co, First Lien Term Loan, 3M US SOFR + 3.25%, 02/17/2031	154,318	154,704

Life Sciences Tools & Services - 1.75%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	1,153,402	1,154,123
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,513,154	1,445,297
IQVIA INC., First Lien Term Loan, 3M US SOFR + 2.00%, 01/02/2031	194,704	195,870
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	584,618	586,611
		3,381,901

Machinery - 3.06%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 10/13/2028	239,551	217,273
Crosby US Acquisition corp., First Lien Term Loan, 1M US SOFR + 4.00%, 08/16/2029	401,195	403,911
Husky Injection Molding Systems Ltd., First Lien Term Loan, 6M CME TERM SOFR + 5.25%, 02/01/2029	635,467	637,917
INNIO Group Holding GmbH, First Lien Term Loan, 6M US SOFR + 4.50%, 11/02/2028	184,930	186,124
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	1,753,139	1,761,405
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	912,310	917,204
TK Elevator Midco GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 04/30/2030	1,796,500	1,804,612
		5,928,446

Media - 4.45%
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	351,893	349,410
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	1,283,371	1,288,588
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,036,469	1,037,392
COGECO Financing 2 LP, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 09/01/2028	198,775	194,303
Fleet Midco I Ltd., First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031(b)	444,701	445,812
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,400,000	1,229,753
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,280,353	1,075,496
Univision Communications, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	1,446,437	1,449,851
3M US SOFR + 4.25%, 06/24/2029	214,364	215,087
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	1,331,027	1,314,076
		8,599,768

Metals & Mining - 0.18%
Arsenal AIC Parent, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 08/18/2030	342,497	344,081

Mortgage Real Estate Investment - 0.31%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	295,361	295,361
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	295,431	295,801
		591,162

Oil, Gas & Consumable Fuels - 0.78%
Buckeye Partners LP, First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 11/01/2026	490,537	492,003
Buckeye Partners, LP, First Lien Term Loan, 1M US SOFR + 2.50%, 11/22/2030	259,145	259,734
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	364,305	362,298
Whitewater Whistler Holdings, LLC, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	400,801	401,803
		1,515,838

	Principal
	Amount	Value

Passenger Airlines - 1.97%
Air Canada, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 03/14/2031	$578,582	$580,393
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	228,870	228,790
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	602,828	603,373
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	1,272,932	1,273,511
United Airlines, Inc. aka Continental, First Lien Term Loan, 3M US SOFR + 2.75%, 02/22/2031	1,125,993	1,129,157
		3,815,224

Pharmaceuticals - 1.32%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,380,702	1,377,360
Padagis LLC, First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,216,013	1,168,893
		2,546,253

Professional Services - 7.82%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,520,210	1,523,821
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,362,719	1,335,785
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	567,442	537,367
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	304,000	304,570
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 01/18/2029	928,511	929,379
Eisner Advisory Group LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/28/2031	972,005	977,171
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	1,537,852	1,529,202
Inmar, Inc., First Lien Term Loan, 1M US SOFR + 5.25%, 05/01/2026	590,732	592,118
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,298,692	1,301,614
Neptune Bidco US, Inc., First Lien Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 04/11/2029	477,287	441,164
Omnia Partners, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 07/25/2030	1,560,941	1,569,963
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026(b)	162,722	154,586
Planet US Buyer, LLC, First Lien Term Loan, 3M US L + 3.50%, 02/07/2031	627,705	630,492
Trans Union LLC, First Lien Term Loan:
1M US SOFR + 1.75%, 11/16/2026	1,773,631	1,774,943
1M US SOFR + 2.00%, 12/01/2028	282,133	282,328
Veritext 3/24, First Lien Term Loan, 1M US SOFR + 8.82%, 08/09/2030	1,241,323	1,246,201
		15,130,704

Real Estate Management & Development - 0.71%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	581,176	580,269
3M US SOFR + 4.00%, 01/31/2030(b)	790,890	793,856
		1,374,125

Software - 16.26%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	273,282	273,923
Boxer Parent Company Inc., First Lien Term Loan, 6M US SOFR + 4.50%, 12/29/2028	447,135	450,535
Central Parent, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 07/06/2029	1,692,738	1,699,695
Cloud Software Group Inc, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/09/2029	815,716	811,384
Cloud Software Group, Inc, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	1,576,043	1,570,661
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,147,074	1,144,567
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	761,739	762,451
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,775,431	1,745,107
DTI Holdco, Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	749,702	750,640
Epicor Software Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 07/30/2027	130,909	131,739
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	1,444,247	1,390,536
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	423,337	424,779
Genesys Cloud Services Holdings II LLC aka Genesys, First Lien Term Loan, 1M US SOFR + 3.75%, 12/01/2027	158,191	158,983

	Principal
	Amount	Value

Software (continued)
Genesys Cloud Services Holdings II LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 0.75% Floor, 12/01/2027	$1,398,804	$1,404,057
GTCR W Merger Sub LLC, First Lien Term Loan, 6M US SOFR + 3.75%, 0.50% Floor, 01/31/2031	867,155	871,313
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,053,085	1,990,723
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	1,356,038	1,353,007
Instructure Holdings, INC., First Lien Term Loan, 6M US SOFR + 2.75%, 10/30/2028	318,859	319,257
Isolved, Inc., First Lien Term Loan, 6M US SOFR + 4.00%, 10/14/2030	320,000	322,301
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	247,824	231,819
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	537,313	466,791
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028(b)	1,290,593	1,290,593
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	1,681,404	1,008,842
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	997,850	955,237
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	321,069	318,722
Project Alpha Intermediate Holding Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 10/28/2030	1,231,699	1,239,822
Proofpoint, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	259,629	260,054
Quartz Acquireco, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030	1,554,054	1,561,342
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,731,160	1,323,481
Rocket Software, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	552,888	549,538
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	601,328	599,777
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	150,960	151,302
1M US L + 2.25%, 0.50% Floor, 03/22/2029	293,415	294,081
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	1,637,240	1,642,462
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,685,239	1,689,629
Webpros Luxembourg Sarl, First Lien Term Loan, 6M US SOFR + 0.00%, 03/19/2031(b)	305,960	307,107
		31,466,257

Specialty Retail - 0.71%
EG America LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028	584,566	583,105
Staples, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/16/2026	804,325	797,926
		1,381,031

Technology Hardware, Storage & Peripherals - 0.96%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,497,200	1,363,702
Xerox 11/23, First Lien Term Loan, 3M US SOFR + 4.00%, 11/17/2029	485,850	488,736
		1,852,438

Textiles, Apparel & Luxury Goods - 0.48%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	925,421	923,978

Trading Companies & Distributors - 4.10%
American Builders & Contractors Supply Co., Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	225,977	226,295
CD&R Hydr SunSource, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 03/17/2031	766,455	769,092
Core & Main LP, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/09/2031	177,303	177,524
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	606,376	606,942
Foundation Building Materials, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/29/2031	1,080,035	1,085,910
Kodiak Building Partners Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	2,036,939	2,038,640
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	574,093	570,864
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,042,571	1,046,882
Windsor Holdings III LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 08/01/2030	1,401,273	1,408,504
		7,930,653

	Principal
	Amount	Value

Wireless Telecommunication Services - 0.67%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	$1,307,104	$1,301,150

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $268,161,622)		265,733,902

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.70%
Consumer Finance - 0.76%
Octagon 60, Ltd., 3M US SOFR + 5.00%, 10/20/2035(b)(e)	1,000,000	1,007,484
PPM CLO 3, Ltd., 3M US SOFR + 6.87%, 04/17/2034(b)(e)	500,000	465,169
		1,472,653

Financial Services - 6.94%
Allegro CLO XII, Ltd., 3M US SOFR + 7.36%, 01/21/2032(b)(e)	1,000,000	1,003,349
Ares LXI CLO, Ltd., 3M US SOFR + 3.90%, 04/20/2037(b)(e)	1,000,000	1,000,000
Bain Capital Credit CLO 2020-4, Ltd., 3M US SOFR + 7.98%, 10/20/2036(b)(e)	1,000,000	1,002,277
Bain Capital Credit CLO 2022-3, Ltd., 3M US SOFR + 3.70%, 07/17/2035(b)(e)	1,000,000	993,523
Barings CLO, Ltd. 2018-III, 3M CME TERM SOFR + 3.16%, 07/20/2029(b)(e)	1,000,000	1,001,514
Carlyle US CLO 2022-6, Ltd., 3M US SOFR + 4.75%, 10/25/2036(b)(e)	1,000,000	1,015,767
CIFC Funding 2019-V, Ltd., 3M US SOFR + 3.41%, 01/15/2035(b)(e)	1,000,000	999,190
CIFC Funding 2022-VII, Ltd., 3M US SOFR + 5.35%, 10/22/2035(b)(e)	1,000,000	1,015,597
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(e)	1,250,000	1,250,094
HPS Loan Management CLO 6-2015, Ltd., 3M US SOFR + 5.36%, 02/05/2031(b)(e)	834,000	797,251
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	999,263
Rad CLO 5, Ltd., 3M US SOFR + 6.96%, 07/24/2032(b)(e)	500,000	501,179
Romark CLO IV, Ltd., 3M US SOFR + 7.21%, 07/10/2034(b)(e)	1,000,000	964,624
Sound Point CLO XXXII, Ltd., 3M US SOFR + 6.96%, 10/25/2034(b)(e)	1,000,000	878,854
		13,422,482

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $14,941,242)		14,895,135

CORPORATE BONDS - 3.26%
Aerospace & Defense - 0.10%
Moog, Inc., 4.250%, 12/15/2027(e)	15,000	14,162
TransDigm, Inc.:
4.625%, 01/15/2029	11,000	10,221
4.880%, 05/01/2029	105,000	97,794
Triumph Group, Inc., 9.000%, 03/15/2028(e)	68,000	71,773
		193,950

Automobile Components - 0.04%
American Axle & Manufacturing, Inc., 5.000%, 10/01/2029	15,000	13,524
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	45,000	42,083
Phinia, Inc., 6.750%, 04/15/2029(e)	14,000	14,152
		69,759

Automobiles - 0.01%
Thor Industries, Inc., 4.000%, 10/15/2029(e)	17,000	15,229

Banks - 0.05%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	85,000	84,309
Popular, Inc., 7.250%, 03/13/2028	5,000	5,128
		89,437

Broadline Retail - 0.06%
Macy's Retail Holdings LLC, 6.125%, 03/15/2032(e)	7,000	6,792
Nordstrom, Inc., 5.000%, 01/15/2044	32,000	24,823
Rakuten Group, Inc., 11.250%, 02/15/2027(e)	87,000	92,306
		123,921

	Principal
	Amount	Value

Building Products - 0.02%
Griffon Corp., 5.750%, 03/01/2028	$45,000	$44,103

Capital Markets - 0.02%
Kodiak Gas Services LLC, 7.250%, 02/15/2029(e)	40,000	40,770

Chemicals - 0.05%
Chemours Co., 5.750%, 11/15/2028(e)	55,000	50,784
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	15,000	14,431
Mativ Holdings, Inc., 6.875%, 10/01/2026(e)	20,000	19,924
Tronox, Inc., 4.625%, 03/15/2029(e)	20,000	17,964
		103,103

Commercial Services & Supplies - 0.00%
Deluxe Corp., 8.000%, 06/01/2029(e)	10,000	9,231

Communications Equipment - 0.01%
Viasat, Inc., 6.500%, 07/15/2028(e)	32,000	24,741

Construction & Engineering - 0.01%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	14,000	12,475
Tutor Perini Corp., 6.875%, 05/01/2025(e)	10,000	9,906
		22,381

Consumer Finance - 0.26%
Ally Financial, Inc., 6.700%, 02/14/2033	27,000	27,304
Enova International, Inc., 8.500%, 09/15/2025(e)	15,000	14,979
FirstCash, Inc.:
4.630%, 09/01/2028(e)	20,000	18,844
5.625%, 01/01/2030(e)	20,000	19,024
6.875%, 03/01/2032(e)	39,000	39,030
goeasy, Ltd.:
9.250%, 12/01/2028(e)	57,000	60,848
7.625%, 07/01/2029(e)	20,000	20,048
Navient Corp.:
5.000%, 03/15/2027	20,000	19,175
4.880%, 03/15/2028	50,000	46,648
9.375%, 07/25/2030	19,000	20,345
11.500%, 03/15/2031	20,000	22,282
5.625%, 08/01/2033	20,000	16,574
OneMain Finance Corp.:
3.880%, 09/15/2028	60,000	53,585
5.375%, 11/15/2029	15,000	14,116
7.875%, 03/15/2030	33,000	34,073
PRA Group, Inc., 8.375%, 02/01/2028(e)	10,000	9,958
Synchrony Financial, 7.250%, 02/02/2033	51,000	50,687
World Acceptance Corp., 7.000%, 11/01/2026(e)	15,000	13,968
		501,488

Containers & Packaging - 0.01%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	35,000	28,250

Diversified Consumer Services - 0.01%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	25,000	23,954

Diversified REITs - 0.06%
Service Properties Trust:
4.750%, 10/01/2026	10,000	9,329
4.950%, 02/15/2027	80,000	74,062
3.950%, 01/15/2028	15,000	12,850
4.375%, 02/15/2030	20,000	15,288
		111,529

	Principal
	Amount	Value

Diversified Telecommunication Services - 0.11%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	$67,000	$66,762
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	27,000	23,653
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	100,000	89,229
5.875%, 11/01/2029	22,000	18,613
6.000%, 01/15/2030(e)	15,000	12,722
Level 3 Financing, Inc., L + 11.00%, 11/15/2029(e)	412	429
		211,408

Electric Utilities - 0.02%
NRG Energy, Inc.:
3.375%, 02/15/2029(e)	35,000	31,126
3.625%, 02/15/2031(e)	16,000	13,824
		44,950

Energy Equipment & Services - 0.18%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	49,000	48,513
Enerflex, Ltd., 9.000%, 10/15/2027(e)	45,000	46,269
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	25,000	26,779
Nabors Industries, Ltd., 7.500%, 01/15/2028(e)	55,000	51,640
Precision Drilling Corp., 6.875%, 01/15/2029(e)	35,000	34,968
Transocean, Inc.:
7.500%, 01/15/2026(e)	25,000	24,925
11.500%, 01/30/2027(e)	30,000	31,290
7.500%, 04/15/2031	25,000	23,267
Valaris, Ltd., 8.375%, 04/30/2030(e)	50,000	51,619
		339,270

Financial Services - 0.16%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(e)	40,000	42,385
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	20,000	19,024
Encore Capital Group, Inc., 9.250%, 04/01/2029(e)	15,000	15,385
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	50,000	49,327
5.500%, 08/15/2028(e)	70,000	67,070
7.125%, 02/01/2032(e)	6,000	5,963
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(e)	85,000	77,783
7.875%, 12/15/2029(e)	19,000	19,540
5.750%, 09/15/2031(e)	15,000	13,929
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	6,000	5,816
		316,222

Food Products - 0.02%
Post Holdings, Inc., 4.625%, 04/15/2030(e)	50,000	45,938

Gas Utilities - 0.04%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	62,000	56,571
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	30,000	27,761
		84,332

Health Care Equipment & Supplies - 0.04%
AdaptHealth LLC:
6.125%, 08/01/2028(e)	35,000	32,905
5.125%, 03/01/2030(e)	40,000	34,920
		67,825

Health Care Providers & Services - 0.11%
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(e)	48,000	47,940
6.875%, 04/15/2029(e)	9,000	6,747
6.125%, 04/01/2030(e)	23,000	16,605
10.875%, 01/15/2032(e)	22,000	22,688

	Principal
	Amount	Value

Health Care Providers & Services (continued)
DaVita, Inc.:
4.625%, 06/01/2030(e)	$100,000	$89,594
3.750%, 02/15/2031(e)	15,000	12,572
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029(e)	35,000	25,411
		221,557

Health Care REITs - 0.01%
MPT Operating Partnership LP / MPT Finance Corp., 5.250%, 08/01/2026	15,000	13,747

Hotels, Restaurants & Leisure - 0.08%
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(e)	10,000	9,300
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	30,000	28,580
NCL Corp., Ltd.:
5.875%, 03/15/2026(e)	110,000	108,659
7.750%, 02/15/2029(e)	10,000	10,392
		156,931

Household Durables - 0.12%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	29,000	28,615
7.250%, 10/15/2029	15,000	15,208
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	20,000	20,897
LGI Homes, Inc., 8.750%, 12/15/2028(e)	23,000	24,282
M/I Homes, Inc., 3.950%, 02/15/2030	51,000	45,903
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(e)	85,000	77,215
3.880%, 10/15/2031(e)	15,000	12,753
		224,873

Household Products - 0.02%
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	44,000	40,794

Independent Power and Renewable Electricity Producers - 0.06%
Vistra Operations Co. LLC:
5.000%, 07/31/2027(e)	20,000	19,383
4.375%, 05/01/2029(e)	30,000	27,823
7.750%, 10/15/2031(e)	57,000	59,736
		106,942

Industrial Conglomerates - 0.03%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	50,000	48,305

Interactive Media & Services - 0.03%
ANGI Group LLC, 3.875%, 08/15/2028(e)	34,000	29,542
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	30,000	28,428
		57,970

IT Services - 0.05%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	40,000	36,235
Sabre GLBL, Inc.:
8.625%, 06/01/2027(e)	41,000	36,013
11.250%, 12/15/2027(e)	22,000	20,661
		92,909

Machinery - 0.04%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	30,000	28,893
Esab Corp., 6.250%, 04/15/2029(e)	8,000	8,047
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	5,000	4,686
Titan International, Inc., 7.000%, 04/30/2028	25,000	24,693
Wabash National Corp., 4.500%, 10/15/2028(e)	2,000	1,837
		68,156

	Principal
	Amount	Value

Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(e)	$17,000	$17,430

Media - 0.21%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	55,000	51,864
AMC Networks, Inc., 4.250%, 02/15/2029	28,000	19,865
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(e)	30,000	28,603
5.000%, 02/01/2028(e)	30,000	27,947
5.375%, 06/01/2029(e)	12,000	10,994
4.750%, 03/01/2030(e)	5,000	4,296
7.375%, 03/01/2031(e)	20,000	19,626
4.500%, 05/01/2032	18,000	14,477
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	98,000	85,908
7.500%, 06/01/2029(e)	26,000	21,526
CSC Holdings LLC:
7.500%, 04/01/2028(e)	5,000	3,374
11.250%, 05/15/2028(e)	24,000	23,803
5.750%, 01/15/2030(e)	10,000	5,302
Gray Television, Inc.:
4.750%, 10/15/2030(e)	41,000	26,922
5.375%, 11/15/2031(e)	15,000	9,850
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	20,000	19,200
4.750%, 11/01/2028(e)	10,000	9,121
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	15,000	12,564
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	12,000	8,651
Sirius XM Radio, Inc., 4.000%, 07/15/2028(e)	10,000	9,155
		413,048

Metals & Mining - 0.13%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	35,000	33,661
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	10,000	9,848
6.125%, 04/15/2032(e)	30,000	29,695
GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(e)	10,000	7,436
IAMGOLD Corp., 5.750%, 10/15/2028(e)	29,000	26,643
Mineral Resources, Ltd.:
8.125%, 05/01/2027(e)	48,000	48,596
8.000%, 11/01/2027(e)	35,000	35,751
New Gold, Inc., 7.500%, 07/15/2027(e)	25,000	25,082
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	34,000	30,819
		247,531

Mortgage Real Estate Investment - 0.09%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	32,000	26,911
Rithm Capital Corp., 8.000%, 04/01/2029(e)	44,000	42,745
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	10,000	9,391
4.380%, 01/15/2027(e)	100,000	94,149
7.250%, 04/01/2029(e)	8,000	8,074
		181,270

Office REITs - 0.01%
Vornado Realty LP, 3.400%, 06/01/2031	20,000	15,842

Oil, Gas & Consumable Fuels - 0.37%
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	15,000	14,817
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(e)	12,000	11,711
9.750%, 07/15/2028(e)	18,000	17,887
CNX Resources Corp.:
6.000%, 01/15/2029(e)	52,000	50,962
7.250%, 03/01/2032(e)	16,000	16,280

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (continued)
CVR Energy, Inc., 8.500%, 01/15/2029(e)	$70,000	$70,930
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(e)	27,000	26,360
8.625%, 03/15/2029(e)	18,000	18,393
Energean PLC, 6.500%, 04/30/2027(e)	10,000	9,437
EnQuest PLC, 11.625%, 11/01/2027(e)	9,000	9,024
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	30,000	30,037
Hess Midstream Operations LP, 5.625%, 02/15/2026(e)	30,000	29,779
New Fortress Energy, Inc., 6.500%, 09/30/2026(e)	115,000	110,799
NGL Energy Operating LLC / NGL Energy Finance Corp.:
8.125%, 02/15/2029(e)	18,000	18,447
8.375%, 02/15/2032(e)	10,000	10,258
Northern Oil & Gas, Inc.:
8.125%, 03/01/2028(e)	60,000	60,944
8.750%, 06/15/2031(e)	11,000	11,629
Parkland Corp.:
5.875%, 07/15/2027(e)	30,000	29,762
4.500%, 10/01/2029(e)	24,000	22,220
4.630%, 05/01/2030(e)	35,000	32,297
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	28,000	29,069
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	83,000	77,226
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	15,000	15,598
		723,866

Paper & Forest Products - 0.02%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	20,000	18,201
Mercer International, Inc., 5.125%, 02/01/2029	22,000	19,363
		37,564

Passenger Airlines - 0.04%
Air Canada, 3.875%, 08/15/2026(e)	15,000	14,332
American Airlines, Inc., 7.250%, 02/15/2028(e)	70,000	71,142
		85,474

Personal Care Products - 0.03%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	50,000	48,911

Real Estate Management & Development - 0.08%
Forestar Group, Inc., 3.850%, 05/15/2026(e)	30,000	28,676
Howard Hughes Corp., 4.380%, 02/01/2031(e)	50,000	43,464
Newmark Group, Inc., 7.500%, 01/12/2029(e)	42,000	43,232
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	50,000	35,458
		150,830

Retail REITs - 0.01%
Brandywine Operating Partnership LP, 4.550%, 10/01/2029	20,000	17,407

Semiconductors & Semiconductor Equipment - 0.04%
ams-OSRAM AG, 12.250%, 03/30/2029(e)	30,000	30,175
Coherent Corp., 5.000%, 12/15/2029(e)	50,000	47,144
		77,319

Software - 0.05%
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	34,000	32,839
RingCentral, Inc., 8.500%, 08/15/2030(e)	20,000	20,812
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	40,000	39,144
		92,795

Specialized REITs - 0.07%
Iron Mountain, Inc.:
7.000%, 02/15/2029(e)	17,000	17,342
5.625%, 07/15/2032(e)	57,000	53,893
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	20,000	14,933

	Principal
	Amount	Value

Specialized REITs (continued)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	$58,000	$45,003
		131,171

Specialty Retail - 0.12%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	20,000	18,136
Bath & Body Works, Inc., 6.950%, 03/01/2033	20,000	19,954
Foot Locker, Inc., 4.000%, 10/01/2029(e)	32,000	26,971
Gap, Inc.:
3.625%, 10/01/2029(e)	62,000	54,372
3.875%, 10/01/2031(e)	45,000	38,111
Upbound Group, Inc., 6.375%, 02/15/2029(e)	32,000	31,096
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	42,000	34,507
		223,147

Technology Hardware, Storage & Peripherals - 0.07%
Pitney Bowes, Inc., 7.250%, 03/15/2029(e)	17,000	15,197
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	134,000	122,140
		137,337

Textiles, Apparel & Luxury Goods - 0.06%
Crocs, Inc., 4.250%, 03/15/2029(e)	25,000	22,878
Hanesbrands, Inc., 9.000%, 02/15/2031(e)	69,000	70,949
Wolverine World Wide, Inc., 4.000%, 08/15/2029(e)	25,000	20,087
		113,914

Tobacco - 0.01%
Vector Group, Ltd., 5.750%, 02/01/2029(e)	30,000	27,824

Trading Companies & Distributors - 0.01%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(e)	17,000	16,593

TOTAL CORPORATE BONDS
(Cost $6,111,770)		6,303,248

	Shares	Value
COMMON STOCK - 0.14%
Health Care Equipment & Supplies - 0.01%
Carestream Health Holdings Inc(b)(f)	55,510	16,653

Health Care Providers & Services - 0.13%
Envision Healthcare Corp. Equity(b)(f)	29,091	254,546

TOTAL COMMON STOCK
(Cost $2,026,807)		271,199

SHORT-TERM INVESTMENTS - 6.53%
Open-end Investment Companies - 6.53%
Bank of New York Cash Reserve
(0.00% 7-Day Yield)	12,637,621	12,637,621

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,637,621)		12,637,621

Total Investments- 154.98%
(Cost $303,879,062)	$299,841,105

Liabilities in Excess of Other Assets - (8.15)%	(15,767,721)

Leverage Facility - (46.83)%	(90,600,000)

Net Assets - 100.00%	$193,473,384

Amounts above are shown as a percentage of net assets as of March 31, 2024.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2024 was 5.44%
3M US L - 3 Month LIBOR as of March 31, 2024 was 5.56%
6M US L - 6 Month LIBOR as of March 31, 2024 was 3.85 and 5.65%
1M US SOFR - 1 Month SOFR as of March 31, 2024 was 5.33%
3M US SOFR - 3 Month SOFR as of March 31, 2024 was 5.30%
1M CME TERM SOFR – 1M CME TERM SOFR as of March 31, 2024 was 5.33%
3M CME TERM SOFR – 3M CME TERM SOFR as of March 31, 2024 was 5.30%
6M US SOFR - 6 Month SOFR as of March 31, 2024 was 5.22%
6M CME TERM SOFR – 6M CME TERM SOFR as of March 31, 2024 was 5.22%
PRIME - US Prime Rate as of March 31, 2024 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Security is in default as of period end.

(d)	A portion of this position was not funded as of March 31, 2024. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2024, the Fund has unfunded delayed draw loans in the amount of $452,196. Fair value of these unfunded delayed draws was $454,222. Additional information is provided in Note 4 General Commitments and Contingencies.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $20,149,264, which represented approximately 10.41% of net assets as of March 31, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund) (“BSL”, the “Fund”, “we”, “us” or “our”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market (“ATM”) offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. For the period ended March 31, 2024, BSL has not sold any shares pursuant to this shelf registration.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of March 31, 2024:

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,969,878	$1,060,697	$12,030,575
Automobile Components	–	5,154,278	650,678	5,804,956
Building Products	–	3,017,128	804,325	3,821,453
Chemicals	–	3,728,793	1,512,968	5,241,761
Commercial Services & Supplies	–	14,503,984	2,398,178	16,902,162
Electronic Equipment, Instruments & Components	–	1,636,222	2,058,101	3,694,323
Health Care Technology	–	6,749,939	1,200,014	7,949,953
Media	–	8,153,956	445,812	8,599,768
Mortgage Real Estate Investment	–	295,361	295,801	591,162
Professional Services	–	14,976,118	154,586	15,130,704
Real Estate Management & Development	–	580,269	793,856	1,374,125
Software	–	29,868,557	1,597,700	31,466,257
Other	–	153,126,703	–	153,126,703
Collateralized Loan Obligation Securities
Consumer Finance	–	–	1,472,653	1,472,653
Financial Services	–	–	13,422,482	13,422,482
Corporate Bonds	–	6,303,248	–	6,303,248
Common Stock
Health Care Equipment & Supplies	–	–	16,653	16,653
Health Care Providers & Services	–	–	254,546	254,546
Short-Term Investments	12,637,621	–	–	12,637,621
Total	$12,637,621	$259,064,434	$28,139,050	$299,841,105

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(1,861)	(659)	(2,520)
Total	–	(1,861)	(659)	(2,520)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2024, the Fund's outstanding borrowings of $90,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BSL has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$9,566,894	$13,259,309	$247,274	$1,036	$23,074,513
Accrued discount/ premium	2,357	1,623	–	–	3,980
Realized Gain/(Loss)	(5,851)	(4,585)	–	–	(10,436)
Change in Unrealized Appreciation/(Depreciation)	521,698	133,913	7,272	(1,695)	661,188
Purchases(1)	5,962,316	2,000,300	–	–	7,962,616
Sales Proceeds(2)	(5,115,495)	(495,425)	–	–	(5,610,920)
Transfer into Level 3	4,536,655	–	16,653	–	4,553,308
Transfer out of Level 3	(2,495,858)	–	–	–	(2,495,858)
Balance as of March 31, 2024	$12,972,716	$14,895,135	$271,199	$(659)	$28,138,391
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2024	$45,917	$128,690	$(129)	$(659)	$173,819

(1)	Purchases include all purchases of securities and securities received in corporate actions.

(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2024:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$12,972,716	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	14,895,135	Third-party vendor pricing service	Broker quotes	N/A
Common stock	271,199	Third-party vendor pricing service	Broker quotes	N/A
Unfunded Loan Commitments	(659)	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2024, 91.01% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in “Principal Risks—LIBOR Risk”), plus a premium or credit spread.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates, and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the funds performance for the continued transition away from LIBOR. The Fund and our portfolio companies and/or obligors may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2024, BSL had invested $7,398,290 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2024, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Depreciation
Action Environmental Group, Inc., First Lien Term Loan	$146,612	$146,979	$(659)
Ryan LLC., First Lien Term Loan	52,063	52,389	(326)
Touchdown Acquirer Inc aka TenCate., First Lien Term Loan	87,951	88,335	(385)
Culligan 11/23 Incre CovLi., First Lien Term Loan	165,570	166,519	(1,150)
Total	$452,196	$454,222	$(2,520)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended March 31, 2024, BSL recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $7,823.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”). BSL entered into an agreement dated October 4, 2019, as amended on October 2, 2020, October 1, 2021, November 29, 2021, September 30, 2022 and September 29, 2023, and as may be amended, restated, supplemented, or modified from time to time, to borrow up to a limit of $100 million, with $34 million for tranche A loans ("BSL Tranche A Loans") and $66 million for tranche B loans ("BSL Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund's Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BSL Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BSL Tranche A Loans and BSL Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2024, BSL had borrowings outstanding under its Leverage Facility of $90,600,000, at an interest rate of 6.49%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2024, the average borrowings under BSL’s Leverage Facility and the weighted average interest rate were $90,358,242 and 6.56%, respectively. During the period ended March 31, 2024, the Fund incurred $50,616 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2024, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2024, BSL’s leverage represented 31.89% of the Fund’s Managed Assets.